SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2201 4th Avenue N, Birmingham, Alabama 35203
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On April 30, 2018, the Registrant issued a press release announcing its financial results for the three months ended March 31, 2018. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

99 Press release dated April 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION

Date:	April 30, 2018	By:	/s/ Samuel J. Simon
		Name:	Samuel J. Simon
		Title:	President, General Counsel and Assistant Secretary